GOODWILL	12 Months Ended
Dec. 31, 2019
GOODWILL
GOODWILL

9. GOODWILL

The Company’s goodwill reflects the excess of the consideration paid or transferred, including the fair value of contingent consideration over the fair values of the identifiable net assets acquired. The goodwill balance as of December 31, 2018 and 2019 relates to the various used car dealerships and after-sales service centers acquired during the year ended December 31, 2017 and 2018. The Company engages in the used car business and has one reporting unit for goodwill impairment test purposes.

For the year ended December 31, 2018, the Company performed a goodwill impairment analysis. When determining the fair value of the reporting unit, the Company used a discounted cash flow method that included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with the reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts. There was no impairment of goodwill for the year ended December 31, 2018.

For the year ended December 31, 2019, the Company elected to perform a qualitative assessment, considering the suspension of operation in dealerships, declining revenues, significant write-down of the Company’s inventory, write-off of the prepaid expenses and other current assets, and continuous decrease in the Company’s share price, the Company assessed it is not more likely than not that the fair value of the reporting unit is greater than its carrying amount. The Company performed a quantitative impairment assessment using the discounted cash flow method.

The Company performed the quantitative analysis using the discounted cash flow method when determining the fair value of the reporting unit. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with the reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts. There was $74,091 impairment of goodwill for the year ended December 31, 2019.

The changes in the carrying amount of goodwill for the year ended December 31, 2019 is as follows:

	2018	2019
Balance as of January 1:
Goodwill as of January 1, net of $nil accumulated impairment losses	64,222	75,021

Addition in goodwill related to acquisitions	20,161	—
Subtraction in goodwill related to disposals	(4,741)	—
Impairment expense	—	(74,091)
Foreign currency translation adjustments	(4,621)	(930)

Balance as of December 31:
Gross goodwill	75,021	74,091
Accumulated impairment losses	—	(74,091)
Net goodwill as of December 31	$75,021	$—

Based on the Company’s assessment as of December 31, 2019, the Company provided an impairment of all its goodwill. The impairment was primarily because of 1) suspension of certain used car dealerships due to disagreements with certain non-controlling shareholders on operational matters, and 2) the performance outlook of active used car dealerships and after-sales service centers is worse than expected.